Filed pursuant to Rule 497(e) and 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

BMO In-Retirement Fund	BMO Target Retirement 2035 Fund

BMO Target Retirement 2015 Fund	BMO Target Retirement 2040 Fund

BMO Target Retirement 2020 Fund	BMO Target Retirement 2045 Fund

BMO Target Retirement 2025 Fund	BMO Target Retirement 2050 Fund

BMO Target Retirement 2030 Fund	BMO Target Retirement 2055 Fund

(each, a “Fund” and collectively, the “Funds”)

PROSPECTUS SUPPLEMENT DATED MARCH 29, 2019 TO THE PROSPECTUS AND SUMMARY PROSPECTUSES, EACH DATED DECEMBER 28, 2018

Liquidation of the Funds

At a special meeting of shareholders held on March 29, 2019, shareholders of each Fund approved the liquidation of each Fund pursuant to a Plan of Liquidation. The Funds will be liquidated on June 28, 2019 or such other date as may be determined by management (the “Liquidation Date”).

Any shareholders who have not redeemed their shares prior to the Liquidation Date will have their shares redeemed in cash and will receive a check representing their proportionate interest in the net assets of their Fund as of the Liquidation Date. Shareholders (other than tax-qualified plans or tax-exempt accounts) will recognize gain or loss for tax purposes on the redemption of their shares in the liquidation.

Fund Closure to New Investors

Each Fund is closed to new investors except that retirement plans that have previously approved the inclusion of one or more of the Funds as an investment option for participants may purchase Fund shares on behalf of existing and new participants. Existing shareholders may continue to purchase Fund shares.

The Adviser may, for any reason, make additional exceptions, limit, reject or otherwise modify an exception, and reopen one or more of the Funds to new shareholders at any time.

Important Information for Retirement Plan Investors

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you may roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. You can make only one rollover from an IRA to another IRA in any 12-month period. Any subsequent distribution from an IRA within the 12-month period would be included in your gross income. If you receive a distribution from a 403(b)(7) Custodial Account (tax-sheltered account) or a Keogh account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this Prospectus Supplement with your Prospectus and Summary Prospectus for future reference.